TRADE PAYABLES	12 Months Ended
Dec. 31, 2025
Trade Payables
TRADE PAYABLES

26.	TRADE PAYABLES

	2025	2024

Trade payables	67.7	69.4
Related parties	245.3	258.3
Non-current	313.0	327.7

Trade payables	22,596.1	24,042.9
Related parties	1,146.7	1,180.6
Current	23,742.8	25,223.5

Total	24,055.8	25,551.2

The present value adjustment related to the obligations recorded in trade payables, as at December 31, 2025 is R$243.0 million (R$210.7 million as at December 31, 2024).

The subsidiaries in Argentina, Chile and Panama have discount transactions of endorsed trade bills (trade payables securitization) with vendors in the amount of R$20.2 million as at December 31, 2025 (R$76.2 million as at December 31, 2024). In general, such discount transactions occur due to legal requirements existing in these jurisdictions. These transactions retain their commercial characteristics, as there are no changes to the previously agreed conditions (amount, terms, or counterparty, among others), and it is the vendor’s discretion to anticipate its receivables. Therefore, these transactions do not result in any additional obligations for the Company.

Accounting policies

Trade payables are recognized initially at their fair values and subsequently at amortized cost using the effective interest method. When relevant, trade payables values are adjusted by their present value, considering the following assumptions to calculation: (i) the amount to be discounted; (ii) the settlement dates; and (iii) the discount rate, in accordance with IFRS 13- Fair Value Measurement. The present value adjustment on purchases with extended payment terms is record in trade payables against the cost of products sold account. Subsequently, the amount recorded in trade payables is accrued to the interest expense according to the payment term duration.

Long-term intra-group loan agreements

The Company has long-term loan agreements, denominated in foreign currency, signed with wholly owned subsidiaries located abroad, whose amounts are recognized in the Company's accounts payable. As determined by IAS 21- The Effects of Changes in Foreign Exchange Rates, considering that they are long-term loans, which settlement is not likely to occur in the foreseeable future, the exchange differences related to these instruments are initially recognized in other comprehensive income, following the accrual accounting concept.

The recognition of exchange differences in other comprehensive income does not affect the accounting classification assigned to the debt, which is recorded in a liability account and incurs interest, which is recognized as a financial expense in the income statement for the year.

The effects of exchange differences will only be reflected in profit or loss for the period if there is any change in the assumption related to the settlement of the loan, i.e., if it becomes foreseeable or probable. In the event of partial settlement, only the exchange differences corresponding to the settled portion or portion expected to be settled with probability or foreseeability will be reclassified to the profit or loss for the period.